UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM N-CSRS

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-09575

                            MEEHAN MUTUAL FUNDS, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C.  20036
               (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number, including Area Code: 1-866-884-5968

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)
                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                                 1601 K St., NW
                             Washington, D.C.  20006



Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

ITEM  1.  REPORTS  TO  SHAREHOLDERS


================================================================================










                                MEEHAN FOCUS FUND

                               SEMI-ANNUAL REPORT


                                 APRIL 30, 2007









This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund. This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.









 Meehan Focus Fund                         Distributor:
 A Series of Meehan Mutual Funds, Inc.     Viking Fund Distributors, LLC
 1900 M Street, N.W., Suite 600            116 1st  Street, S.W., Suite C
 Washington, DC  20036                     Minot, ND  58701
 (866) 884-5968                            (800) 933-8413

Dear  Fellow  Shareholders*:


The total return for the Meehan Focus Fund ("the Fund") over the first six months of its fiscal year through April 30, 2007 was 6.94%; the Fund's NAV at April 30 was $17.26. The Fund's performance over this period exceeded the NASDAQ Composite Index ("NASDAQ") but trailed the Standard and Poor's 500 Total Return Index ("S&P 500"). Since inception, the Fund continues to outperform both the S&P 500 and the NASDAQ Composite Index. The Fund's results for the first six months of its 2007 fiscal year are shown below with comparable results for leading market indexes.

                              First Six Months of 2007 Fiscal Year
                                       November 1, 2006 -
                                       April  30,  2007
                                       ----------------

MEEHAN FOCUS FUND                            6.94%
S&P  500  Total  Return Index **             8.60%
NASDAQ **                                    6.69%


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION PLEASE CALL (866) 884-5968.


The Meehan Focus Fund's total annual operating expenses are 1.38%.


* The views expressed herein are not meant as investment advice.
Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully.:

** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and gives a broad look at U.S. stock performance. The NASDAQ Composite Index measures the performance of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.



The market rally that began last summer has continued, although the ride has been bumpy. After an extended period of market calm, a short, sharp correction in late February and early March shook investors. Since catching its breath, however, the market resumed its upward trajectory, and the S&P 500 index posted a new all time high May 30, a peak that was surpassed in early June before the market leveled off. As of June 19th the Fund's NAV was $17.79, a gain of three percent since April 30.

A number of factors have fueled the market's rise in recent months. Corporate buyout activity, spurred by the ready availability of debt on easy terms, has supported market valuations. Strong corporate earnings growth has also contributed. Although the U.S. economy has slowed as expected in recent quarters, global growth is picking up the slack. While 2007's first quarter marked the end of the S&P's record string of 14 double digit earnings increases, the 8.3% gain registered was above the index's historical average.

Although we have had positive returns over the past few years, the Fund's performance has lagged that of its most important benchmark, the S&P 500. Any investment strategy is likely to have periods where it trails its benchmarks such as we are experiencing now. However, we are not satisfied with this underperformance. We may have been too early in our emphasis on large-cap stocks and we made a few mistakes in stock selection. Nevertheless, we remain convinced that our disciplined, patient approach to investing focused on buying specific undervalued securities is the best way to generate positive returns and outperform the market over the long term, and we believe the Fund's performance since inception bears this out.

Looking forward, we remain cautiously optimistic. We continue to find new investment ideas, particularly in the large-cap sector, and favor companies with diversified revenue streams, strong brands, and defensible competitive positions, attributes that enable them to withstand difficulties better than others.

We made several additions to the portfolio since our last report. New holdings include industrial and construction supplies vendor Fastenal (which is reviewed below), package delivery giant United Parcel Service, biotech drug maker Amgen, and Alcoa, the world's second largest aluminum producer.

Over the past six months we exited our positions in Tiffany, Pfizer and several others, and we reduced our positions in Unliever and AES. We sold our entire position in Tiffany and a substantial portion of our position in Unilever at substantial gains when each reached what we considered its fair value. We liquidated half of our position in AES, one of the Fund's best performing stocks, after price appreciation caused it to rise beyond our target allocation. We also sold our position in long-term Fund holding Pfizer at a modest loss, prompted by generic competition, looming patent expirations, and an uncertain drug pipeline. Proceeds from these sales were reinvested into our newer holdings, which offer strong long-term growth potential.





PORTFOLIO REVIEW
----------------
The attached Schedule of Investments identifies the stocks we owned and their market values as of April 30, 2007. Our Fund held 43 stocks, and approximately 80% of the Fund's assets were invested in 25 holdings. Our top 10 holdings, which represented approximately 44% of the Fund's portfolio, were as follows:

     Company                                       % of Fund
     -------                                       ---------
     1. Berkshire Hathaway, Inc., Class B              8.6
     2. Diageo PLC ADR                                 5.1
     3. Microsoft Corp.                                4.9
     4. Anheuser-Busch Companies, Inc.                 4.0
     5. Sysco Corp.                                    3.9
     6. CarMax Inc.                                    3.7
     7. Devon Energy                                   3.6
     8. Automatic Data Processing, Inc.                3.4
     9. Barclays Bank Plc ADR                          3.4
    10. Nestle SA ADR                                  3.1
                                                     -----
                                                      43.7

As of April 30, 2007, eight of our top ten holdings show gains since we purchased them, with Sysco and Anheuser-Busch (both of which now show gains for the Fund) being the exceptions. Our largest gains are in Berkshire Hathaway, CarMax, and Devon Energy, all long-term holdings of the Fund.

Avon (which is reviewed below), Diageo, and Nestle all posted strong results for the Fund and helped drive the Fund's positive performance over the past six months. The Fund's weakest performer was slot machine maker International Game Technology ("IGT"). After hitting an all-time high in December, IGT's stock price slid on disappointing product sales and order numbers over the past two quarters. While its near-term results have lagged, we believe IGT's problems are temporary. With new jurisdictions opening for slots, new products coming on line over the next year, and a stable of existing popular and profitable titles combined with IGT's licensing advantages and technological prowess, we expect IGT to generate long-term positive returns for the Fund. Food-service distributor Sysco and Berkshire Hathaway affiliate Wesco Financial also posted losses for the Fund over the past six months. Despite their performance, both companies have strong management, are financially sound, and have continued to grow their businesses and enhance their competitive positions, all of which we believe will result in higher stock valuations in the long term.

BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS
---------------------------------------------

                                       April 30, 2007     Percent
                      Average Cost      Market Price      Increase
                       per  Share        per  Share      (Decrease)
                      ----------         ----------      ----------
Avon Products, Inc.     $30.86            $39.80           29.0%
-------------------     ------            ------           -----
Fastenal Co.            $37.44            $41.12            9.8%
-------------------     ------            ------            ----
ConocoPhillips          $67.71            $69.35            2.4%
-------------------     ------            ------            ----

                               [GRAPHIC  OMITED]




Recent  Price     $36.80
Mkt  Cap          $16.2b
Forward  P/E       21.9
Price  /  Sales     1.8
Price  /  Book     20.9
Return on Equity   74.0
Dividend Yield      2.0


AVON  PRODUCTS,  INC.  (AVP)

With 5.3 million "Avon ladies" pitching its products in 113 countries, Avon is one of the world's largest manufacturers and marketers of fragrances, cosmetics, toiletries, jewelry, and other accessories for women and the home. Foreign operations generate nearly 75% of Avon's revenues and earnings, and the company is aggressively expanding in developing markets such as China, Central and Eastern Europe, and Latin America.

Avon's direct sales model gives it a strong competitive advantage, or wide moat, that we look for in our investments. This business model requires little overhead or infrastructure and facilitates entry into new markets. Also, the Avon ladies selling the company's products, particularly in developing countries, are highly motivated by their desire to improve their own situations.

We began buying shares of Avon in mid-2006 when they were hit by weak 2005 results. Sales growth slowed and income stagnated at Avon due to pressure on its customers from high energy prices and rising interest rates, heightened competition, and cuts in advertising spending. Avon CEO Andrea Jung responded with a restructuring program in late 2005 that has boosted advertising spending, introduced new products at lower prices, and reduced the overall workforce by 10%, including 25% of management positions.

Avon's restructuring program is bearing fruit - in 2007's first quarter revenue rose 9.1% versus the year ago period and operating margin was up nearly 100 basis points. In addition, Avon should continue to benefit from its resumption of direct sales in China where sales are expected to approach $250 million this year.

Avon pays an above average dividend, currently yielding 2%, and its returns on equity are extremely high. We expect Avon to produce significant long-term returns for the Fund.


Sources for charts and text: Morningstar, Value Line, company reports, and Edgemoor Capital Management estimates.

                               [GRAPHIC  OMITED]



Recent  Price      $78.74
Mkt  Cap          $128.7b
Forward  P/E         9.2
Price  /  Sales      0.7
Price  /  Book       1.5
Return  on  Equity  18.6
Dividend  Yield      2.0


CONOCOPHILLIPS  (COP)

ConocoPhillips is the third-largest oil and gas company and the second-largest refiner in the United States. The company's operations include exploration and production, refining, chemicals, and liquefied natural gas facilities. ConocoPhillips produced 880 million barrels of oil equivalent
(BOE) during 2006 and ended the year with reserves of 11.1 billion BOE. About 80% of these reserves are in politically stable North America and Europe.

We initiated our position in ConocoPhillips in mid-2006, attracted by its strong presence in refining and natural gas in addition to oil and its low valuation relative to its peers. ConocoPhillips was formed through the 2002 merger of mid-tier U.S. energy firms Conoco and Phillips, and deal making has continued to play an important role in the company's growth. The acquisition of Burlington Resources in 2005 vaulted ConocoPhillips to the top spot in North American natural gas. The company also has acquired a 20% stake in Russian energy giant Lukoil that is now worth $15 billion, twice what ConocoPhillips paid for it. In October 2006, ConocoPhillips contributed two refineries to a joint venture with Canadian energy producer EnCana that will produce and refine crude oil from EnCana's tremendous oil-sands reserves.

ConocoPhillips is extremely profitable, generating a return on equity of over 18% and annual free cash flow of $6 billion. Management has been using this cash to pay a 2% dividend yield, reduce debt, and buy back shares. The company just announced a plan to repurchase another $1 billion worth of shares in 2007. Management is focused on total shareholder return and the efficient use of capital, and directors and officers own nearly 14 million shares of ConocoPhillips stock, which aligns their interests with shareholders'.

Despite the company's scale and profitability, the shares are extremely cheap. In fact, ConocoPhillips' stock has the lowest P/E of the world's 50 largest companies. The stock trades at a forward P/E of 9.2 compared to an industry average P/E of 12.7, and the company's reserves are valued at about $9 per BOE compared to $12 per BOE for peers.

Since April 30, ConocoPhillips' shares have risen approximately 15% and set a 52-week high June 18 as oil prices recovered from their January low. Even if energy prices trend down again, we are confident that ConocoPhillips will remain highly profitable. Supported by continued growth in global demand for oil and gas, this undervalued stock should perform well over the long term.

                               [GRAPHIC  OMITED]


Recent  Price     $41.80
Mkt  Cap           $6.3b
Forward  P/E       27.3
Price  /  Sales     3.4
Price  /  Book      6.7
Return on Equity   21.8
Dividend Yield      1.0


FASTENAL  COMPANY  (FAST)

Fastenal sells fasteners (screws, nuts, and bolts) and other industrial and construction supplies in the United States and abroad. This mid-cap company offers over 270,000 fasteners and 310,000 other maintenance, repair, and operations products to its customers from approximately 2,000 modest stores in convenient locations. Fastenal has grown rapidly through its focus on this niche sector. Its product selection, customer service, distribution capabilities, and consistently aggressive approach to improving operations provide it with significant competitive advantages. The company has increased earnings nearly 30% annually for 20 years with no acquisitions, a remarkable achievement.

We are attracted by Fastenal's history of consistent, outstanding growth and profitability. In 2006 Fastenal's share price suffered as investors worried over the impact of the housing slowdown and increased fuel costs on Fastenal's sales and earnings. We began buying shares last fall when its valuation reached an attractive level.

Fastenal's customers are willing to pay a premium for fast delivery and a broad selection, particularly since fasteners are critical components but typically represent a small portion of a product's total cost. The company operates 12 distribution centers in North America and has its own fleet of trucks to deliver Fastenal's heavy parts to stores. Fastenal complements branded products with private label goods and can also custom manufacture fasteners. Because of its scale, the company has strong buying power that allows it to boost profits while offering competitive prices.

Our enthusiasm for this company starts in the executive suite. CEO Will Oberton received Morningstar's CEO of the Year Award for 2006, which he earned as a result of his success in consistently growing Fastenal's business and rewarding shareholders. Oberton and other senior managers, who collectively own 17% of the stock, have created an environment that rewards employee initiative and encourages innovation. They are also good stewards of shareholder capital, as evidenced by Fastenal's spartan stores and returns on equity of over 20%. Efficient operations and a focus on finding additional customers allow new stores to reach profitability within one year, and the company has achieved 9% same-store sales growth over the past nine years.

The long term prospects for this company are excellent. We expect Fastenal to be a long-term Fund holding.

CONCLUSION
----------

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV online at any time by typing the Fund's symbol ("MEFOX") in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

                                   Sincerely,



                                   /s/Thomas P. Meehan
                                   ---------------------
                                   NameThomas P. Meehan



                                   /s/Paul P. Meehan
                                   -------------------
                                   Paul P. Meehan



                                   /s/  R. Jordan  Smyth, Jr.
                                   --------------------------------
                                   R.  Jordan Smyth, Jr.




                                   Managers,  Meehan  Focus  Fund

                               [GRAPHIC OMITED]




Past performance is not predictive of future performance.

                                         ANNUALIZED TOTAL RETURN**
                                         -------------------------

                              ONE YEAR         FIVE YEAR        SINCE INCEPTION
                          ENDING 4/30/07     ENDING 4/30/07      (12/10/99)***
                          --------------     --------------     ---------------
MEEHAN FOCUS FUND             12.42%             4.72%                5.37%
S&P 500 TOTAL RETURN INDEX    15.24%             8.54%                2.34%
NASDAQ COMPOSITE INDEX         8.72%             8.38%               (4.67%)


* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

***   The Meehan Focus Fund commenced operations on December 10, 1999.

FUND  EXPENSES

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

ACTUAL  EXPENSES
The first line of the following table ("Actual") provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL  EXAMPLE  FOR  COMPARISON  PURPOSES
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

                                                              Expenses Paid
                     Beginning Account    Ending  Account     During Period*
                         Value                Value           October 31, 2006 -
                     October  31,  2006    April 30, 2007     April 30, 2007
                     ------------------    --------------     -----------------

Actual                $1,000.00              $1,069.39              $7.13
------                ---------              ---------              -----

Hypothetical
(5% return
before expenses)       $1,000.00              $1017.90              $6.95
---------------        ---------              --------              -----


* Expenses are equal to the Fund's annualized total operating expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS  (UNAUDITED)
APRIL 30, 2007
--------------



                                                          NUMBER     MARKET
                                                          OF SHARES  VALUE
                                                          ---------  -----------
 COMMON STOCK -- 96.5%
 CONSUMER DISCRETIONARY
Avon                                                         20,000      796,000
Carmax, Inc. *                                               56,000    1,395,520
Diageo                                                       23,000    1,941,200
Gruma SA de CV                                               12,000      160,560
Home Depot                                                   23,000      871,010
International Game Technology                                27,000    1,029,780
Liberty Media Interactive*                                   17,500      438,025
Liberty Media Capital Series *                                3,500      395,395
Time Warner, Inc.                                            40,000      825,200
Weight Watchers International, Inc.                          20,000      959,800
 TOTAL CONSUMER DISCRETIONARY -- 23.1%                                 8,812,490

 CONSUMER STAPLES
Anheuser-Busch Companies                                     31,000    1,524,890
General Mills, Inc.                                          14,000      838,600
Nestle                                                       12,000    1,192,200
Sysco Corp.                                                  45,000    1,473,300
Unilever                                                     10,200      319,362
 TOTAL CONSUMER STAPLES -- 14.0%                                       5,348,352

 ENERGY
ConocoPhillips                                                8,000      554,800
Devon Energy Corp.                                           19,000    1,384,530
 TOTAL ENERGY -- 5.1%                                                  1,939,330

 FINANCIAL
Barclays Plc                                                 22,000    1,276,880
Berkshire Hathaway, Inc., Class B *                             900    3,265,200
Fairfax Financial Holdings                                    2,300      530,196
Leucadia National Corp.                                      30,000      904,200
Progressive Corp.                                            28,000      645,960
 TOTAL FINANCIAL -- 17.4%                                              6,622,436

 HEALTH
Amgen Inc. *                                                  4,000      256,560
Biogen Idec Inc.*                                             6,000      283,260
Dentsply International, Inc.                                 24,000      801,840
Novartis                                                      9,000      522,810
Teva Pharmaceutical                                          22,000      842,820
 TOTAL HEALTH -- 7.1%                                                  2,707,290

 INDUSTRIALS
Apollo Group, Inc. *                                          8,000      378,400
Fastenal Co.                                                 27,000    1,110,240
Illinois Toolworks, Inc.                                     16,000      820,960
3M Company                                                    6,000      496,620
 TOTAL INDUSTRIALS -- 7.4%                                             2,806,220

 INFORMATION TECHNOLOGY
Dell Inc. *                                                  11,500      289,915
Microsoft Corp.                                              62,000    1,856,280
Motorola Inc.                                                10,000      173,300
 TOTAL INFORMATION TECHNOLOGY -- 6.1%                                  2,319,495

 MATERIALS
Alcoa Inc.                                                    7,500      266,175
Methanex Corp.                                               17,483      419,242
 TOTAL MATERIALS -- 1.8%                                                 685,417

 SERVICES
Automatic Data Processing, Inc.                              29,000    1,298,040
Broadridge Financial Solutions *                              7,250      145,290
eBay *                                                       26,000      882,440
UPS                                                           6,200      436,666
Wesco Financial Corp.                                         1,800      801,000
Western Union Co.                                            50,000    1,052,500
 TOTAL SERVICES -- 12.1%                                               4,615,936

 UTILITIES
AES Corp. *                                                  21,250  $   467,288
TransCanada Pipelines                                        12,000      429,000
 TOTAL UTILITIES -- 2.4%                                                 896,288

      TOTAL COMMON STOCK (COST $27,757,296)                          $36,753,254
                                                                     -----------

   EXCHANGE TRADED FUNDS -- 2.5%
iShares MSCI Emerging Markets Index                           8,000  $   966,720
                                                                     -----------
       TOTAL EXCHANGE TRADED FUNDS (COST $470,676)                   $   966,720


 SHORT TERM INVESTMENTS -- 0.3%
First Western Bank Collective Asset Fund (Cost $114,889)    114,889      114,889
                                                                     -----------

      TOTAL INVESTMENTS (COST $28,342,861) -- 99.3%                   37,834,863
      OTHER ASSETS LESS LIABILITIES -- 0.7%                              281,425
                                                                     -----------

  NET ASSETS -- 100.00%                                              $38,116,288
                                                                     ===========


*  Non-income producing investments

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007  (UNAUDITED)
---------------------------


ASSETS:
   Investments, at market (cost $28,342,861) (Note 1)               $37,834,863
   Receivables:
      Dividends and interest                                             70,681
      Investments sold                                                  252,927
                                                                        -------
                Total assets                                         38,158,471
                                                                     ----------

LIABILITIES:
   Payables:
      Due to advisor (Note 4)                                            42,183
      Investments Purchased                                                   0
                                                                              -
               Total liabilities
                                                                         42,183
                                                                         ------

NET ASSETS                                                          $38,116,288
                                                                     ==========

NET ASSETS CONSIST OF:
    Common stock (100,000,000 shares of $.0001 par value
       authorized, 2,207,929 shares outstanding) (Note 2)           $       221
    Additional capital paid-in                                       27,565,933
    Accumulated net realized gain on investments                      1,023,654
    Net unrealized appreciation on investments                        9,492,002
    Undistributed net investment income (loss)                           34,478

Net Assets, for 2,207,929 shares outstanding                        $38,116,288
                                                                     ==========

Net Asset Value, offering per share *                               $     17.26
                                                                          =====




* Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2007  (UNAUDITED)
------------------------------------------------

INVESTMENT INCOME:
    Interest                                                        $     3,544
    Dividends                                                           279,396
                                                                        -------
         Total investment income                                        282,940
                                                                         -------

EXPENSES:
    Investment advisory fees (Note 4)                                   182,965
    Service fees (Note 4)                                                65,497
                                                                         ------
          Total expenses                                                248,462
                                                                        -------

    Net investment income (loss)                                         34,478
                                                                         ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                           1,023,654
    Net change in unrealized appreciation on investments              1,406,513
    Net gain on investments                                           2,430,167
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $  2,464,645
                                                                      =========



    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS  (UNAUDITED)
------------------------------------------------


                                             PERIOD ENDED         YEAR ENDED
                                            APRIL 30, 2007      OCTOBER 31, 2006
                                            --------------      ----------------
INCREASE IN NET ASSETS
Operations:
    Net investment income (loss)              $   34,478          $    (25,867)
    Net realized gain (loss) on investments    1,023,654               695,336
    Net change in unrealized appreciation
      (depreciation) on investments            1,406,513             3,338,227
                                               ---------             ---------
Net increase (decrease) in net assets
  resulting from operations                    2,464,645
                                               ---------             4,007,696
                                                                     ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Capital Gains                                   --                (554,277)
    Net investment income                           --                    --
                                                                     ---------

Increase in net assets from Fund
    share transactions (Note 2)                1,237,774               890,058
                                               ---------               -------
Increase in net assets                         3,702,419             4,343,477

NET ASSETS:
    Beginning of period                       34,413,869            30,070,392
                                              ----------            ----------
    End of period                           $ 38,116,288          $ 34,413,869
                                            ============            ==========


Undistributed net investment income
  included in net assets                    $     34,478          $     --





    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS  (UNAUDITED)
---------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)





                                                                                   FOR THE PERIOD    FOR THE YEAR
                                                                                   ENDED             ENDED
                                                                                   APRIL 30, 2007    OCTOBER 31, 2006
                                                                                   ----------------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $         16.14   $           14.50
                                                                                   ----------------  ------------------

INVESTMENT OPERATIONS:
                                      Net investment income (loss)                            0.02               (0.01)
                                      Net realized and unrealized gain (loss) on
                                      investments                                             1.10                1.91
                                                                                   ----------------  ------------------
                                      Total income (loss) from investment                     1.12                1.90
                                                                                   ----------------  ------------------
                                      operations

Distributions:
                                      From Capital Gains                                         -               (0.26)
                                      From net investment income                                 -                   -
                                                                                   ----------------
                                      Total distributions                                        -               (0.26)
                                                                                   ----------------  ------------------

NET ASSET VALUE, END OF PERIOD                                                     $         17.26   $           16.14
                                                                                   ================  ==================

TOTAL RETURN                                                                                  6.94%              13.10%

RATIOS/SUPPLEMENTAL DATA
                                      Net assets, end of period (in 000's)         $        38,116   $          34,414
                                      Ratio of expenses to average net assets               1.37%1                1.41%
                                      Ratio of net investment income
                                      to average net assets                                 0.19%1               -0.08%
                                      Portfolio turnover rate                               8.28%                23.99%




                                      FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                      ENDED               ENDED               ENDED               ENDED
                                      OCTOBER 31, 2005    OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002
                                      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $           13.55   $           12.78   $            9.88   $           11.83
                                      ------------------  ------------------  ------------------  ------------------

INVESTMENT OPERATIONS:
                                                   0.01               (0.06)               0.01               (0.07)

                                                   0.95                0.83                2.90               (1.88)
                                      ------------------  ------------------  ------------------  ------------------
                                                   0.96                0.77                2.91               (1.95)
                                      ------------------  ------------------  ------------------  ------------------


Distributions:
                                                      -                   -                   -                   -
                                                  (0.01)                  -               (0.01)                  -

                                                  (0.01)                  -               (0.01)                  -
                                      ------------------  ------------------  ------------------  ------------------

NET ASSET VALUE, END OF PERIOD        $           14.50   $           13.55   $           12.78   $            9.88
                                      ==================  ==================  ==================  ==================

TOTAL RETURN                                       7.08%               6.03%              29.43%             -16.48%

RATIOS/SUPPLEMENTAL DATA
                                      $          30,070   $          27,493   $          20,713   $          13,829
                                                   1.50%               1.50%               1.50%               1.50%

                                                   0.05%              -0.47%               0.08%              -0.65%
                                                  29.96%              22.66%              23.20%              25.25%



 1 Annualized

The accompanying notes are an integral part of the financial statements.

MEEHAN  FOCUS  FUND
-------------------

NOTES  TO  THE  FINANCIAL  STATEMENTS
APRIL  30,  2007

1.     ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES
     Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of StateplaceMaryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation-Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund's holdings.

b) Federal Income Taxes-No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders-Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the country-regionplaceUnited States of America.

d) Use of Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Redemption Fee - A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Foreign Securities - The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in country-regionplaceU.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable country-regionplaceU.S. companies.

g) Other-Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.     CAPITAL  SHARE  TRANSACTIONS

     Transactions in shares of the Fund for the period ended April 30, 2007 were as follows:
                                             SHARES            AMOUNT

     Sold                                    82,524          $1,385,442
     Reinvestments                           34,342             554,277
     Redeemed                               (41,505)           (701,945)
                                            --------          ----------

     Net  Increase                           75,361          $1,237,774
                                           ========          ==========

     Transactions in shares of the Fund for the year ended October 31, 2006 were as follows:
                                             SHARES            AMOUNT

     Sold                                   115,201          $1,755,590
     Reinvestments                                0                   0
     Redeemed                               (57,139)           (865,532)
                                            --------        ------------

     Net  Increase                           58,062            $890,058
                                             ======            ========

3.     INVESTMENT  TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2007, were as follows:

            Purchases                                        $3,475,866

            Sales                                             3,036,045

     At April 30, 2007, unrealized appreciation of investments for tax purposes was as follows:

          Appreciation                                     $  9,713,854
          Depreciation                                         (221,852)
                                                              ---------

     Net  appreciation  on  investments                    $  9,492,002
                                                           ============



     At April 30, 2007, the cost of investments for federal income tax purposes was $28,342,861.


4.     ADVISORY  FEE  AND  OTHER  RELATED  PARTY  TRANSACTIONS
     The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the period ended April 30, 2007, the Advisor received fees of $182,965.


     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.35% as applied to the Fund's average daily net assets. For the period ended April 30, 2007, the Advisor received fees of $65,497.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC ("Viking") to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.35%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2007.

     One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

5.     DISTRIBUTION  TO  SHAREHOLDERS  AND  TAX  COMPONENTS  OF  CAPITAL

     The tax character of distributions paid during the period ended April 30, 2007 and the year ended October 31, 2006 were as follows:

                                                    2007             2006
                                                    ----             ----
Distributions  from  ordinary  income             $   -        $      -
Distributions  from  Long-Term  Capital  Gains    $   -        $   554,277

     As of April 30, 2007, the components of distributable earnings on a tax basis were as follows:

Accumulated  net  realized  gain  on  investments              $ 1,023,654
Net  unrealized  appreciation  of  securities                    9,492,002
Undistributed  ordinary  income  (loss)                             34,478
                                                                 ---------
                                                               $10,550,134





DIRECTORS  AND  OFFICERS  AS  OF  APRIL  30,  2007




                                    DIRECTORS
                                    ---------


NAME, AGE,                              NUMBER OF PORTFOLIOS         OTHER
ADDRESS &               LENGTH OF        IN FUND COMPLEX         DIRECTORSHIPS
POSITION                TIME SERVED    OVERSEEN BY DIRECTOR           HELD
-----------             -----------    --------------------       ------------


Thomas  P.  Meehan  (66)
1900  M  Street,  N.W.
Suite  600
Washington,  D.C.  20036

President and Director   Since 1999               1                    None

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
President, Edgemoor Capital Management, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).


Andrew Ferrentino (67)
7904 Horseshoe Lane
Potomac , MD  20854

Independent Director     Since 1999               1                    None

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present).
President,  Template  Software,  Inc.  from  1982  to  December  31,  1998


Peter R. Sherman (68)
5123 Tilden Street, N.W.
Washington, D.C.  20016

Independent Director     Since 2003               1                    None

PRINCIPAL  OCCUPATION  DURING  PAST  5  YEARS:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.


                                    OFFICERS
                                    --------
Paul P. Meehan (44)
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

Vice President & Treasurer    Since 2002          N/A               None

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director and Chief Compliance Officer, Edgemoor Capital Management, Inc., January 2006 to present; Director and Chief Compliance Officer, Edgemoor Capital Management, Inc., October 2005 to December 2005; Director, Edgemoor Capital Management, Inc., January 2005 to October 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005; Attorney, United States Environmental Protection Agency, 1997 to 2002.


R. Jordan Smyth, Jr. (41)
1900 M Street, N.W.
Suite 600
Washington, D.C.  20036

Vice President & Secretary    Since 2005          N/A               None

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, Edgemoor Capital Management, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004;
Director,  Wachovia  Securities,  June  1996  to  February  2003.


Aggregate remuneration paid by the Fund during the period to all Directors totaled $5,000.

Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company's Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth qualify as "interested persons" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Tom, Paul and Jordan are affiliated with the Advisor.

                            *************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

RENEWAL  OF  ADVISORY  AGREEMENT
--------------------------------
The Board of Directors considered the renewal of the Investment Advisory Agreement (the "Agreement") between Meehan Mutual Funds, Inc., on behalf of the Meehan Focus Fund (the "Fund"), and Edgemoor Capital Management, Inc. (the "Adviser") at a meeting held on November 20, 2006. As part of the renewal process, legal counsel to the Fund and the independent Directors sent an information request letter to the Adviser seeking certain relevant information. The Adviser's responses were provided to the Directors for their review prior to their meeting. The Board was provided with the opportunity to request any additional materials.

Provided below is a summary of certain of the factors the Board considered at the November meeting concerning the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Director may have afforded different weight to the various factors.

Nature,  Extent  and Quality of Services Provided.
-------------------------------------------------
The Board reviewed the scope
of the services to be provided under the Agreement and noted that there would be no changes in the services provided by the Adviser to the Fund. The Board considered the Adviser's representation that it has the financial resources, commitment and appropriate staffing to continue to provide the same scope and quality of services that it provides to the Fund. The Board also considered the Adviser's ability to adopt and implement compliance and control functions for the Fund and noted that information concerning portfolio management and a report from the chief compliance officer is provided on a periodic basis to the Board. The Board also considered the Adviser's ability to promote the Fund and increase its assets. The Board noted the Adviser's commitment to the Fund through substantial monetary investments by the executive officers of the Adviser in the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were appropriate.

Performance  of the Fund and Fund Expenses.
------------------------------------------
The Board considered the investment
performance of the Fund compared to its benchmark indices for the fiscal year, five-year and since inception periods ended October 31, 2006. The Board noted that the Fund has outperformed its benchmark indices since inception, underperformed its benchmark indices for the five-year period, and outperformed one benchmark index for the last fiscal year. The Board also considered the performance of the Fund compared to a composite of similar accounts managed by the Adviser. For the six-month period ended June 30, 2006, the Fund underperformed this composite. In this connection, the Board considered the Adviser's explanation that the composite includes income investments that are not appropriate for the Fund, which outperformed the Fund's equity investments.

The Board considered the current expenses of the Fund, including the advisory fees to be paid to the Adviser. The Board also considered a comparison of the Fund's expense ratio relative to selected funds provided by the Adviser. In this connection, the Board noted that the Fund's total annual operating expense ratio (after a voluntary expense reimbursements by the Adviser) is lower than several comparable funds. The Board further noted that the Adviser would continue to limit expenses and would lower the Fund's total annual expenses by an additional 5 basis points from the current limit of 1.40% to 1.35%. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the performance of the Fund was satisfactory and the expenses of the Fund were reasonable.

Costs  of  Services  Provided  to  the  Funds  and  Profits Realized.
--------------------------------------------------------------------
The Board
considered the fees paid to the Adviser, including any fee waivers or expense reimbursement. The Board noted that the Adviser earned a profit under the Agreement. However, the Board also considered that the actual expenses of providing other services to the Fund exceeded the fees paid to the Adviser under a separate services agreement. In this connection, the Board noted that the Adviser continues to provide services at a reasonable cost to investors, manage the Fund's assets and provide a compliance program for the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the costs of services provided and profits realized by the Adviser under the Agreement were fair and reasonable.

Economies  of  Scale.
--------------------
The Board considered the Fund's ability to achieve economies of scale. In this regard, the Board considered that the Adviser expects the Fund's assets to increase over the next several years, which could decrease operating expense ratios. However, based on current asset levels, the Adviser does not expect to reduce its fee or implement breakpoints. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, a reduction in fee rates or addition of breakpoints in connection with economies of scale were not necessary at this time.

Conclusion.
----------
Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously approved the Agreement.

MEEHAN  FOCUS  FUND
-------------------

NOTICE  TO  SHAREHOLDERS
APRIL  30,  2007  (UNAUDITED)

QUARTERLY FILINGS ON FORM N-Q - The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

 PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006 - Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge upon request by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MEEHAN MUTUAL FUNDS, INC.
Date:     June 29, 2007


                                        /s/Thomas P. Meehan
                                        -----------------------------
                                        Thomas P. Meehan
                                        President



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:     June 29, 2007


                                        /s/Thomas P. Meehan-
                                        ------------------------------
                                        Thomas P. Meehan
                                        President


Date:     June 29, 2007


                                        /s/Paul P. Meehan
                                        -----------------
                                        Paul P. Meehan
                                        Treasurer